News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS THIRD QUARTER NET INCOME OF

$12.1 MILLION, AN INCREASE OF 10% OVER PRIOR YEAR

OLNEY, MARYLAND, October 17, 2013 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the third quarter of 2013 of $12.1 million ($0.48 per diluted share) compared to net income of $11.0 million ($0.44 per diluted share) for the third quarter of 2012 and net income of $12.2 million ($0.49 per diluted share) for the second quarter of 2013.

Net income for the nine-month period ended September 30, 2013 totaled $34.8 million ($1.39 per diluted share) compared to net income of $26.7 million ($1.09 per diluted share) for the prior year period, an increase of 31%.

“While our third quarter results benefitted from significant recoveries on two commercial real estate loans, historically low interest rates continued to exert downward pressure on our net interest margin. The increase in long-term treasury rates reduced both mortgage loan origination volume and the related mortgage banking income from the sales of such loans,” said Daniel J. Schrider, President and Chief Executive Officer.

“Despite ongoing challenging market conditions, our focused efforts resulted in further improvement in credit quality metrics, growth from our wealth management and insurance segments and continued control of our funding costs.

“We continue to believe the consistent application of prudent banking principles together with outstanding client service is the formula for success in this very difficult and volatile economy,” said Schrider.

Third Quarter Highlights:

•	Pre-tax pre-provision income, a non-GAAP measure, was $19.6 million for the third quarter of 2013, a 16% increase compared to the third quarter of 2012 and a 26% increase compared to the second quarter of 2013. Third quarter results with respect to credit metrics, the net interest margin and non-interest income and expense were positively affected by major recoveries from resolution of two previously non-performing commercial real estate credits.

•	The provision for loan and lease losses for the third quarter of 2013 was a charge of $1.1 million compared to a charge of $0.2 million for the third quarter of 2012 and a credit of $2.9 million for the second quarter of 2013. This increase in the provision compared to the prior quarter was due primarily to loan growth during the quarter.

•	Non-performing loans decreased to $38.3 million at September 30, 2013 compared to $58.9 million at September 30, 2012 and $46.2 million at June 30, 2013. The coverage ratio of the allowance for loan and lease losses to non-performing loans was 103% at September 30, 2013 compared to a coverage ratio of 72% at September 30, 2012 and 84% at June 30, 2013.

•	The net interest margin was 3.88% for the third quarter of 2013, compared to 3.67% for the third quarter of 2012 and 3.51% for the second quarter of 2013. Excluding the effect of the loan recoveries mentioned above, the net interest margin was 3.49% for the quarter. The decrease in the normalized margin was due primarily to the decline in the yield on a higher level of earning assets which more than offset the lower cost of borrowings and deposits.

•	Non-interest income decreased 8% for the quarter compared to both the prior year quarter and the second quarter of 2013. The decrease was due primarily to the decrease in income from mortgage banking due primarily to a significant decline in the volume of saleable mortgage loan originations. This decrease was somewhat offset by increases in insurance agency commissions and other non-interest income.

•	Total loans increased 8% compared to the third quarter of 2012 and 2% compared to the second quarter of 2013 due to organic loan growth in the residential mortgage, commercial investor real estate and consumer loan portfolios.

Review of Balance Sheet and Credit Quality

Total assets increased 4% to $4.1 billion at September 30, 2013 as compared to September 30, 2012. Total loans and leases increased 8% to $2.7 billion compared to the prior year due primarily to the growth in the specific loan portfolios mentioned above.

Customer funding sources, which include deposits and other short-term borrowings from customers, remained stable compared to September 30, 2012. Noninterest-bearing and interest-bearing checking account balances increased 10% compared to the prior year quarter. The Company considers the growth in checking accounts to be an important performance metric as such accounts typically are the primary drivers of growth in multiple product banking relationships with clients. Certificates of deposit declined 14% while FHLB advances increased 28% at September 30, 2013 compared to balances at September 30, 2012, as the Company managed its funding mix to take advantage of current low interest rates to maintain the net interest margin.

Tangible common equity totaled $410.8 million at September 30, 2013 compared to $379.8 million at September 30, 2012 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.99% at September 30, 2012 to 10.36% at September 30, 2013. This increase was due primarily to net income earned during the period. At September 30, 2013, the Company had a total risk-based capital ratio of 15.70%, a tier 1 risk-based capital ratio of 14.45% and a tier 1 leverage ratio of 11.29%.

Non-performing loans totaled $38.3 million at September 30, 2013 compared to $58.9 million at September 30, 2012 and $46.2 million at June 30, 2013. Overall credit quality continued to improve due to the resolution of existing problem credits and the reduced migration of new credits to non-performing status.

Loan charge-offs, net of recoveries, totaled $0.7 million for the third quarter of 2013 compared to net charge-offs of $2.9 million for the third quarter of 2012 and net recoveries of $0.6 million for the second quarter of 2013. This improvement for the third quarter of 2013 compared to the prior year quarter was due primarily to recoveries on existing problem credits. The allowance for loan and lease losses represented 1.48% of outstanding loans and leases and 103% of non-performing loans at September 30, 2013 compared to 1.73% of outstanding loans and leases and 72% of non-performing loans at September 30, 2012 and 1.50% of outstanding loans and leases and 84% of non-performing loans at June 30, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the third quarter of 2013 increased 11% compared to the third quarter of 2012 due to $3.7 million in interest recoveries on loans previously charged-off. Excluding these recoveries, net interest income remained virtually level compared to the prior year quarter. The resulting increase was due to an increase in average interest-earning assets and lower funding costs which somewhat offset the decline in asset yields. The Company’s funding costs declined due to a lower cost deposit mix and the restructuring of $170 million in Federal Home Loan Bank advances during the fourth quarter of 2012 and the first six months of 2013. The net interest margin increased to 3.88% for the third quarter of 2013 compared to 3.67% for the third quarter of 2012 due to loan recoveries. Excluding the effect of these loan recoveries, the net interest margin would have been 3.49% for the quarter. The resulting decrease in the margin was due to lower yields on a higher amount of interest-earning assets.

The provision for loan and lease losses was a charge of $1.1 million for the third quarter of 2013 compared to a charge of $0.2 million for the third quarter of 2012 and a credit of $2.9 million for the second quarter of 2013. The increase in the provision for the third quarter of 2013 compared to the third quarter of 2012 was due primarily to loan growth during the quarter and the previously mentioned recoveries which were largely offset by a charge-off on a commercial real estate loan together with a lower migration of new problem loans into non-performing status.

Non-interest income decreased 8% to $11.2 million for the third quarter of 2013 compared to $12.2 million for the third quarter of 2012. This decrease was driven by a lack of mortgage banking income due primarily to lower mortgage origination volumes and a decline in client refinancing activity. This decrease was somewhat offset by a 17% increase in wealth management income due to higher assets under management. In addition, other non-interest income increased 36% due to gains on sales and dispositions of loans.

Non-interest expenses decreased 1% to $26.9 million for the third quarter of 2013 compared to $27.2 million in the third quarter of 2012. This decrease was driven primarily by a decline in other non-interest expenses related to the recovery of expenses related to the resolution of problem loan credits mentioned above. The non-GAAP efficiency ratio improved to 55.21% for the third quarter of 2013 compared to 58.91% for the third quarter of 2012. Excluding the effect of the interest recoveries mentioned above, the non-GAAP efficiency ratio for the third quarter of 2013 was 61.47%.

Net interest income for the first nine months of 2013 increased 8% compared to the prior year period while the net interest margin increased to 3.66% for the year to date compared to 3.62% in 2012 due to the $3.7 million in interest recoveries on previously mentioned commercial loans. Excluding the effect of the interest recoveries, net interest income increased 4% for the first nine months of 2013 compared to the prior year period while the net interest margin decreased to 3.53% for the first nine months of 2013 compared to 3.62% for the first nine months of 2012. The increase in net interest income and decrease in the net interest margin were due primarily to the factors cited previously with respect to the third quarter of 2013.

The provision for loan and lease losses was a credit of $1.7 million for the first nine months of 2013 compared to a charge of $2.5 million for first nine months of 2012. The decrease in the provision for the period was due primarily to a decline in historical losses, a lower migration of new problem loans into non-performing status, and net loan recoveries during the period.

Non-interest income increased 3% to $35.9 million for the first nine months of 2013 compared to $34.7 million for the first nine months of 2012. This increase was driven by a 9% increase in wealth management income due to higher assets under management while insurance agency commissions increased 13% due to higher revenues on whole life insurance and physicians’ liability lines. Other non-interest income increased 45% due to gains on sales and dispositions of loans and a non-recurring legal settlement. These increases were partially offset by a 36% decrease in mortgage banking income due to declining mortgage origination volumes.

Non-interest expenses remained virtually level at $82.2 million for the first nine months of 2013 compared to $82.7 million in the first nine months of 2012. Outside data services decreased due to merger expenses from the CommerceFirst acquisition recorded in the second quarter of 2012. Other non-interest expenses decreased due to such merger expenses and due to the recovery of expenses from the resolution of problem loan credits. These decreases were somewhat offset by an increase in salaries and benefits expenses due to additional staff and higher incentive compensation. The non-GAAP efficiency ratio improved to 58.89% for the first nine months of 2013 compared to 61.08% for the first nine months of 2012. Excluding the effect of the interest recoveries mentioned above, the non-GAAP efficiency ratio for the first nine months of 2013 was 61.01%.

Conference Call

The Company’s management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) November 18, 2013. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10034198.

About Sandy Spring Bancorp/Sandy Spring Bank

With $4.1 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email: DSchrider@sandyspringbank.com

            PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2012, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2013	2012	Change	2013	2012	Change
Results of Operations:
Net interest income	$35,306	$31,785	11%	$97,564	$90,299	8%
Provision for loan and lease losses	1,128	232	-	(1,670)	2,481	(167)
Non-interest income	11,223	12,242	(8)	35,857	34,709	3
Non-interest expenses	26,893	27,167	(1)	82,224	82,708	(1)
Income before income taxes	18,508	16,628	11	52,867	39,819	33
Net income	12,089	10,990	10	34,809	26,673	31

Pre-tax pre-provision pre-merger expense income	$19,636	$16,996	16	$51,197	$45,008	14

Return on average assets	1.19%	1.13%		1.17%	0.95%
Return on average common equity	9.91%	9.22%		9.59%	7.74%
Net interest margin	3.88%	3.67%		3.66%	3.62%
Efficiency ratio - GAAP basis (1)	57.80%	61.70%		61.63%	66.16%
Efficiency ratio - Non-GAAP basis (1)	55.21%	58.91%		58.89%	61.08%

Per share data:
Basic net income	$0.48	$0.44	9%	$1.40	$1.09	28%
Diluted net income	$0.48	$0.44	9	$1.39	$1.09	28
Average fully diluted shares	25,070,506	24,949,205	-	25,049,181	24,535,439	2
Dividends declared per share	$0.16	$0.12	33	$0.46	$0.34	35
Book value per share	19.77	19.35	2	19.77	19.35	2
Tangible book value per share	16.44	15.26	8	16.44	15.26	8
Outstanding shares	24,985,146	24,896,136	-	24,985,146	24,896,136	-

Financial Condition at period-end:
Investment securities	$1,077,951	$1,074,918	-%	$1,077,951	$1,074,918	-%
Loans and leases	2,662,010	2,468,985	8	2,662,010	2,468,985	8
Interest-earning assets	3,771,825	3,614,310	4	3,771,825	3,614,310	4
Assets	4,052,969	3,887,427	4	4,052,969	3,887,427	4
Deposits	2,916,466	2,880,262	1	2,916,466	2,880,262	1
Interest-bearing liabilities	2,634,324	2,560,040	3	2,634,324	2,560,040	3
Stockholders' equity	493,882	481,810	3	493,882	481,810	3

Capital ratios:
Tier 1 leverage	11.29%	10.99%		11.29%	10.99%
Tier 1 capital to risk-weighted assets	14.45%	14.31%		14.45%	14.31%
Total regulatory capital to risk-weighted assets	15.70%	15.56%		15.70%	15.56%
Tangible common equity to tangible assets (2)	10.36%	9.99%		10.36%	9.99%
Average equity to average assets	11.98%	12.27%		12.19%	12.31%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.48%	1.73%		1.48%	1.73%
Non-performing loans to total loans	1.44%	2.38%		1.44%	2.38%
Non-performing assets to total assets	0.98%	1.75%		0.98%	1.75%
Allowance for loan and lease losses to non-performing loans	103.06%	72.40%		103.06%	72.40%
Annualized net charge-offs to average loans and leases (3)	0.11%	0.46%		0.10%	0.53%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional eficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2013	2012	2013	2012
Pre-tax pre-provision pre-merger expense income:
Net income	$12,089	$10,990	$34,809	$26,673
Plus non-GAAP adjustment:
Merger expenses	-	136	-	2,708
Income taxes	6,419	5,638	18,058	13,146
Provision for loan and lease losses	1,128	232	(1,670)	2,481
Pre-tax pre-provision pre-merger expense income	$19,636	$16,996	$51,197	$45,008

Efficiency ratio - GAAP basis:
Non-interest expenses	$26,893	$27,167	$82,224	$82,708

Net interest income plus non-interest income	$46,529	$44,027	$133,421	$125,008

Efficiency ratio - GAAP basis	57.80%	61.70%	61.63%	66.16%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$26,893	$27,167	$82,224	$82,708
Less non-GAAP adjustment:
Amortization of intangible assets	462	476	1,384	1,403
Merger expenses	-	136	-	2,708
Non-interest expenses - as adjusted	$26,431	$26,555	$80,840	$78,597

Net interest income plus non-interest income	$46,529	$44,027	$133,421	$125,008
Plus non-GAAP adjustment:
Tax-equivalent income	1,344	1,324	3,967	4,040
Less non-GAAP adjustments:
Securities gains	-	296	118	459
OTTI recognized in earnings	-	(23)	-	(95)
Net interest income plus non-interest income - as adjusted	$47,873	$45,078	$137,270	$128,684

Efficiency ratio - Non-GAAP basis	55.21%	58.91%	58.89%	61.08%

Tangible common equity ratio:
Total stockholders' equity	$493,882	$481,810	$493,882	$481,810
Accumulated other comprehensive loss	2,892	(16,433)	2,892	(16,433)
Goodwill	(84,171)	(81,892)	(84,171)	(81,892)
Other intangible assets, net	(1,792)	(3,641)	(1,792)	(3,641)
Tangible common equity	$410,811	$379,844	$410,811	$379,844

Total assets	$4,052,969	$3,887,427	$4,052,969	$3,887,427
Goodwill	(84,171)	(81,892)	(84,171)	(81,892)
Other intangible assets, net	(1,792)	(3,641)	(1,792)	(3,641)
Tangible assets	$3,967,006	$3,801,894	$3,967,006	$3,801,894

Tangible common equity ratio	10.36%	9.99%	10.36%	9.99%

Outstanding common shares	24,985,146	24,896,136	24,985,146	24,896,136
Tangible book value per common share	$16.44	$15.26	$16.44	$15.26

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2013	2012	2012
Assets
Cash and due from banks	$58,746	$59,540	$48,744
Federal funds sold	475	466	466
Interest-bearing deposits with banks	20,847	26,400	30,057
Cash and cash equivalents	80,068	86,406	79,267
Residential mortgage loans held for sale (at fair value)	10,542	36,149	39,884
Investments available-for-sale (at fair value)	815,545	825,582	834,665
Investments held-to-maturity -- fair value of $220,054, $222,024 and $213,235
at September 30, 2013, December 31, 2012 and September 30, 2012, respectively	225,994	215,814	206,613
Other equity securities	36,412	33,636	33,640
Total loans and leases	2,662,010	2,531,128	2,468,985
Less: allowance for loan and lease losses	(39,422)	(42,957)	(42,618)
Net loans and leases	2,622,588	2,488,171	2,426,367
Premises and equipment, net	46,655	48,326	48,784
Other real estate owned	1,662	5,926	9,291
Accrued interest receivable	12,464	12,392	12,813
Goodwill	84,171	84,808	81,892
Other intangible assets, net	1,792	3,163	3,641
Other assets	115,076	114,833	110,570
Total assets	$4,052,969	$3,955,206	$3,887,427

Liabilities
Noninterest-bearing deposits	$890,319	$847,415	$818,674
Interest-bearing deposits	2,026,147	2,065,619	2,061,588
Total deposits	2,916,466	2,913,034	2,880,262
Securities sold under retail repurchase agreements and federal funds purchased	53,177	86,929	58,306
Advances from FHLB	520,000	405,058	405,146
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	34,444	31,673	26,903
Total liabilities	3,559,087	3,471,694	3,405,617

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,985,146, 24,905,392 and 24,896,136 at September 30, 2013,
December 31, 2012 and September 30, 2012, respectively	24,985	24,905	24,896
Additional paid in capital	192,964	191,689	191,237
Retained earnings	278,825	255,606	249,244
Accumulated other comprehensive income (loss)	(2,892)	11,312	16,433
Total stockholders' equity	493,882	483,512	481,810
Total liabilities and stockholders' equity	$4,052,969	$3,955,206	$3,887,427

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share data)	2013	2012	2013	2012
Interest Income:
Interest and fees on loans and leases	$33,079	$30,697	$91,937	$86,164
Interest on loans held for sale	176	248	838	587
Interest on deposits with banks	22	38	65	83
Interest and dividends on investment securities:
Taxable	4,558	4,204	12,411	13,809
Exempt from federal income taxes	2,345	2,308	6,987	7,024
Interest on federal funds sold	-	-	-	1
Total interest income	40,180	37,495	112,238	107,668
Interest Expense:
Interest on deposits	1,358	1,823	4,209	5,707
Interest on retail repurchase agreements and federal funds purchased	39	46	126	158
Interest on advances from FHLB	3,255	3,599	9,667	10,772
Interest on subordinated debt	222	242	672	732
Total interest expense	4,874	5,710	14,674	17,369
Net interest income	35,306	31,785	97,564	90,299
Provision for loan and lease losses	1,128	232	(1,670)	2,481
Net interest income after provision for loan and lease losses	34,178	31,553	99,234	87,818
Non-interest Income:
Investment securities gains	-	296	118	459
Total other-than-temporary impairment ("OTTI") losses	-	(23)	-	(95)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	-
Net OTTI recognized in earnings	-	(23)	-	(95)
Service charges on deposit accounts	2,171	2,230	6,390	6,713
Mortgage banking activities	(26)	1,981	2,738	4,294
Wealth management income	4,503	3,858	13,077	11,949
Insurance agency commissions	1,193	1,020	3,578	3,156
Income from bank owned life insurance	629	660	1,864	1,954
Visa check fees	1,077	984	3,113	2,844
Other income	1,676	1,236	4,979	3,435
Total non-interest income	11,223	12,242	35,857	34,709
Non-interest Expenses:
Salaries and employee benefits	16,382	15,476	48,891	47,104
Occupancy expense of premises	3,149	3,106	9,327	8,895
Equipment expenses	1,200	1,237	3,676	3,682
Marketing	713	764	1,983	1,824
Outside data services	1,152	1,076	3,418	4,183
FDIC insurance	678	667	1,855	1,972
Amortization of intangible assets	462	476	1,384	1,403
Other expenses	3,157	4,365	11,690	13,645
Total non-interest expenses	26,893	27,167	82,224	82,708
Income before income taxes	18,508	16,628	52,867	39,819
Income tax expense	6,419	5,638	18,058	13,146
Net income	$12,089	$10,990	$34,809	$26,673

Net Income Per Share Amounts:
Basic net income per share	$0.48	$0.44	$1.40	$1.09
Diluted net income per share	$0.48	$0.44	$1.39	$1.09
Dividends declared per share	$0.16	$0.12	$0.46	$0.34

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013			2012
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$41,524	$37,091	$37,590	$37,536	$38,819	$36,898	$35,991
Interest expense	4,874	4,847	4,953	5,282	5,710	5,749	5,910
Tax-equivalent net interest income	36,650	32,244	32,637	32,254	33,109	31,149	30,081
Tax-equivalent adjustment	1,344	1,312	1,311	1,334	1,324	1,340	1,376
Provision for loan and lease losses	1,128	(2,876)	78	1,168	232	1,585	664
Non-interest income	11,223	12,215	12,419	12,247	12,242	11,493	10,974
Non-interest expenses	26,893	27,508	27,823	27,219	27,167	28,858	26,683
Income before income taxes	18,508	18,515	15,844	14,780	16,628	10,859	12,332
Income tax expense	6,419	6,353	5,286	4,899	5,638	3,652	3,856
Net income	$12,089	$12,162	$10,558	$9,881	$10,990	$7,207	$8,476
Financial performance:
Pre-tax pre-provision pre-merger expense income	$19,636	$15,639	$15,922	$15,740	$16,996	$14,642	$13,370
Return on average assets	1.19%	1.23%	1.08%	1.01%	1.13%	0.78%	0.94%
Return on average common equity	9.91%	9.98%	8.85%	8.14%	9.22%	6.34%	7.60%
Net interest margin	3.88%	3.51%	3.59%	3.53%	3.67%	3.62%	3.56%
Efficiency ratio - GAAP basis (1)	57.80%	63.75%	63.60%	63.06%	61.70%	69.87%	67.25%
Efficiency ratio - Non-GAAP basis (1)	55.21%	60.92%	60.80%	60.54%	58.91%	61.54%	62.97%
Per share data:
Basic net income per share	$0.48	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Diluted net income per share	$0.48	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Average fully diluted shares	25,070,506	25,009,092	25,002,612	24,971,249	24,949,205	24,423,236	24,180,501
Dividends declared per common share	$0.16	$0.16	$0.14	$0.14	$0.12	$0.12	$0.10
Non-interest income:
Securities gains	$-	$62	$56	$-	$296	$90	$73
Net OTTI recognized in earnings	-	-	-	(14)	(23)	(8)	(64)
Service charges on deposit accounts	2,171	2,150	2,069	2,197	2,230	2,283	2,200
Mortgage banking activities	(26)	1,237	1,527	1,738	1,981	1,288	1,025
Wealth management income	4,503	4,532	4,042	4,000	3,858	4,034	4,057
Insurance agency commissions	1,193	1,036	1,349	1,334	1,020	934	1,202
Income from bank owned life insurance	629	623	612	662	660	660	634
Visa check fees	1,077	1,079	957	1,043	984	962	898
Other income	1,676	1,496	1,807	1,287	1,236	1,250	949
Total non-interest income	$11,223	$12,215	$12,419	$12,247	$12,242	$11,493	$10,974
Non-interest expense:
Salaries and employee benefits	$16,382	$16,163	$16,346	$15,405	$15,476	$15,927	$15,701
Occupancy expense of premises	3,149	2,996	3,182	3,115	3,106	2,943	2,846
Equipment expenses	1,200	1,227	1,249	1,189	1,237	1,255	1,190
Marketing	713	755	515	827	764	565	495
Outside data services	1,152	1,114	1,152	836	1,076	1,828	1,279
FDIC insurance	678	581	596	601	667	653	652
Amortization of intangible assets	462	461	461	478	476	466	461
Professional fees	511	1,332	1,250	1,584	1,282	2,156	1,287
Other real estate owned expenses	(150)	(281)	37	316	174	351	64
Other expenses	2,796	3,160	3,035	2,868	2,909	2,714	2,708
Total non-interest expense	$26,893	$27,508	$27,823	$27,219	$27,167	$28,858	$26,683

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013			2012
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$595,180	$565,282	$538,346	$523,364	$499,806	$472,426	$465,204
Residential construction loans	118,316	116,736	122,698	120,314	128,606	130,791	122,841
Commercial ADC loans	158,739	163,309	150,599	151,933	133,007	151,620	149,814
Commercial investor real estate loans	518,029	497,365	487,802	456,888	447,536	443,237	392,626
Commercial owner occupied real estate loans	569,350	563,258	565,820	571,510	579,711	579,812	525,022
Commercial business loans	332,670	334,979	344,489	346,708	322,087	334,040	253,827
Leasing	962	1,415	1,974	3,421	4,233	5,618	5,843
Consumer loans	368,764	363,114	353,341	356,990	353,999	357,534	356,215
Total loans and leases	2,662,010	2,605,458	2,565,069	2,531,128	2,468,985	2,475,078	2,271,392
Allowance for loan and lease losses	(39,422)	(39,015)	(41,246)	(42,957)	(42,618)	(45,265)	(45,061)
Investment securities	1,077,951	1,102,209	1,008,693	1,075,032	1,074,918	1,006,743	1,067,462
Interest-earning assets	3,771,825	3,802,682	3,660,809	3,669,175	3,614,310	3,584,480	3,416,136
Total assets	4,052,969	4,072,617	3,932,026	3,955,206	3,887,427	3,855,177	3,668,273
Noninterest-bearing demand deposits	890,319	877,891	832,679	847,415	818,674	763,566	685,770
Total deposits	2,916,466	2,926,650	2,919,208	2,913,034	2,880,262	2,852,055	2,681,075
Customer repurchase agreements	53,177	54,731	50,302	51,929	58,306	64,779	73,130
Total interest-bearing liabilities	2,634,324	2,678,490	2,576,831	2,592,606	2,560,040	2,593,501	2,508,756
Total stockholders' equity	493,882	485,643	488,947	483,512	481,810	471,464	451,917
Quarterly average balance sheets:
Residential mortgage loans	$593,335	$579,899	$575,889	$542,095	$510,475	$488,644	$474,149
Residential construction loans	120,676	119,197	120,283	125,640	133,236	125,582	116,630
Commercial ADC loans	158,557	160,483	148,749	137,679	142,870	151,374	159,769
Commercial investor real estate loans	499,896	485,630	474,062	453,074	445,012	410,258	377,072
Commercial owner occupied real estate loans	566,366	561,249	567,723	577,693	580,994	539,590	518,763
Commercial business loans	331,374	337,843	347,569	322,501	332,364	284,271	258,099
Leasing	1,152	1,644	2,510	3,773	4,858	5,528	6,325
Consumer loans	366,562	360,842	357,366	356,452	357,135	359,008	358,783
Total loans and leases	2,637,918	2,606,787	2,594,151	2,518,907	2,506,945	2,364,255	2,269,590
Investment securities	1,097,643	1,047,726	1,051,769	1,072,278	1,038,586	1,052,502	1,086,295
Interest-earning assets	3,770,855	3,692,215	3,677,444	3,639,605	3,599,715	3,453,590	3,389,843
Total assets	4,039,069	3,959,907	3,946,578	3,908,479	3,863,951	3,708,622	3,637,674
Noninterest-bearing demand deposits	862,046	838,502	797,926	824,188	774,215	699,638	641,477
Total deposits	2,903,926	2,892,704	2,860,451	2,891,120	2,857,523	2,714,980	2,642,634
Customer repurchase agreements	56,766	55,941	52,622	60,941	62,693	66,674	65,195
Total interest-bearing liabilities	2,659,406	2,599,704	2,631,198	2,571,937	2,587,815	2,526,541	2,523,394
Total stockholders' equity	483,811	489,014	483,664	482,621	474,231	457,338	448,406
Financial Measures
Average equity to average assets	11.98%	12.35%	12.26%	12.35%	12.27%	12.33%	12.33%
Investment securities to earning assets	28.58%	28.99%	27.55%	29.30%	29.74%	28.09%	31.25%
Loans to earnings assets	70.58%	68.52%	70.07%	68.98%	68.31%	69.05%	66.49%
Loans to assets	65.68%	63.98%	65.24%	63.99%	63.51%	64.20%	61.92%
Loans to deposits	91.28%	89.03%	87.87%	86.89%	85.72%	86.78%	84.72%
Capital measures:
Tier 1 leverage	11.29%	11.28%	11.07%	10.98%	10.99%	11.21%	11.05%
Tier 1 capital to risk-weighted assets	14.45%	14.30%	14.23%	14.15%	14.31%	14.12%	14.89%
Total regulatory capital to risk-weighted assets	15.70%	15.55%	15.48%	15.40%	15.56%	15.36%	16.14%
Book value per share	$19.77	$19.45	$19.59	$19.41	$19.35	$18.94	$18.72
Outstanding shares	24,985,146	24,967,558	24,954,892	24,905,392	24,896,136	24,886,724	24,143,985

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2013			2012
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$15	$-	$24	$44	$70	$40
Commercial real estate:
Commercial AD&C	-	-	-	-	-	342	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	209	-	-	-
Leasing	-	-	-	-	127	96	-
Consumer	10	-	54	14	18	5	89
Residential real estate:
Residential mortgage	-	-	-	-	116	91	167
Residential construction	-	-	-	-	-	-	-
Total loans and leases 90 days past due	10	15	54	247	305	604	296
Non-accrual loans and leases:
Commercial business	4,050	4,483	4,012	4,611	4,919	4,583	6,542
Commercial real estate:
Commercial AD&C	5,086	5,885	5,826	6,332	8,957	13,055	14,303
Commercial investor real estate	6,877	11,741	12,353	11,843	12,345	13,327	13,893
Commercial owner occupied real estate	4,202	5,413	5,346	13,681	13,742	15,146	16,295
Leasing	-	-	-	865	834	872	858
Consumer	2,004	2,305	2,388	2,410	1,607	1,651	1,700
Residential real estate:
Residential mortgage	5,643	5,581	5,393	4,681	3,644	2,600	4,818
Residential construction	2,327	2,558	3,258	3,125	3,236	4,333	4,929
Total non-accrual loans and lease	30,189	37,966	38,576	47,548	49,284	55,567	63,338
Total restructured loans - accruing	8,054	8,213	10,839	10,110	9,277	8,285	8,547
Total non-performing loans and leases	38,253	46,194	49,469	57,905	58,866	64,456	72,181
Other assets and real estate owned (OREO)	1,662	4,831	5,250	5,926	9,291	9,553	4,834
Total non-performing assets	$39,915	$51,025	$54,719	$63,831	$68,157	$74,009	$77,015

	For the quarter ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2013	2013	2013	2012	2012	2012	2012
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$37,966	$38,576	$47,548	$49,284	$55,567	$63,338	$71,680
Non-accrual balances transferred to OREO	(723)	(1,426)	(92)	(400)	(232)	(2,131)	-
Non-accrual balances charged-off	(4,995)	(668)	(2,175)	(979)	(3,697)	(1,663)	(4,965)
Net payments or draws	(13,547)	(3,560)	(11,768)	(3,852)	(6,342)	(4,149)	(5,061)
Loans placed on non-accrual	11,488	5,044	5,493	5,023	3,988	1,261	1,809
Non-accrual loans brought current	-	-	(430)	(1,528)	-	(1,089)	(125)
Balance at end of period	$30,189	$37,966	$38,576	$47,548	$49,284	$55,567	$63,338

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$39,015	$41,246	$42,957	$42,618	$45,265	$45,061	$49,426
Provision for loan and lease losses	1,128	(2,876)	78	1,168	232	1,585	664
Less loans charged-off, net of recoveries:
Commercial business	1	(32)	1,744	(76)	(225)	(185)	(39)
Commercial real estate:
Commercial AD&C	(616)	(1,444)	(1,020)	(248)	1,983	(59)	1,076
Commercial investor real estate	1,243	123	31	110	123	140	3,219
Commercial owner occupied real estate	(284)	100	81	-	653	484	-
Leasing	(6)	(4)	-	-	(17)	(3)	5
Consumer	169	490	508	384	111	228	348
Residential real estate:
Residential mortgage	216	22	447	508	253	713	420
Residential construction	(2)	100	(2)	151	(2)	63	-
Net charge-offs	721	(645)	1,789	829	2,879	1,381	5,029
Balance at end of period	$39,422	$39,015	$41,246	$42,957	$42,618	$45,265	$45,061

Asset Quality Ratios:
Non-performing loans to total loans	1.44%	1.77%	1.93%	2.29%	2.38%	2.60%	3.18%
Non-performing assets to total assets	0.98%	1.25%	1.39%	1.61%	1.75%	1.92%	2.10%
Allowance for loan losses to loans	1.48%	1.50%	1.61%	1.70%	1.73%	1.83%	1.98%
Allowance for loan losses to non-performing loans	103.06%	84.46%	83.38%	74.18%	72.40%	70.23%	62.43%
Net charge-offs in quarter to average loans	0.11%	(0.10)%	0.28%	0.13%	0.46%	0.23%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
		2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$ 593,335	$ 5,315	3.57%	$ 510,475	$ 5,262	4.15%
Residential construction loans	120,676	1,106	3.63	133,236	1,214	3.63
Commercial ADC loans	158,557	3,438	8.60	142,870	1,965	5.47
Commercial investor real estate loans	499,896	8,608	6.83	445,012	6,161	5.51
Commercial owner occupied real estate loans	566,366	7,361	5.30	580,994	7,938	5.56
Commercial business loans	331,374	4,246	4.94	332,364	5,172	5.97
Leasing	1,152	20	7.11	4,858	79	6.51
Consumer loans	366,562	3,161	3.45	357,136	3,154	3.54
Total loans and leases (3)	2,637,918	33,255	5.03	2,506,945	30,945	4.93
Taxable securities	794,344	4,942	2.49	745,475	4,508	2.42
Tax-exempt securities (4)	303,299	3,305	4.36	293,111	3,328	4.54
Interest-bearing deposits with banks	34,819	22	0.25	53,717	38	0.29
Federal funds sold	475	-	0.22	466	-	0.22
Total interest-earning assets	3,770,855	41,524	4.39	3,599,714	38,819	4.30

Less: allowance for loan and lease losses	(41,385)			(45,467)
Cash and due from banks	45,322			46,583
Premises and equipment, net	46,784			49,234
Other assets	217,493			213,887
Total assets	$ 4,039,069			$3,863,951

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$ 442,210	97	0.09%	$ 392,117	85	0.09%
Regular savings deposits	240,910	53	0.09	216,249	51	0.09
Money market savings deposits	874,946	342	0.16	894,708	488	0.22
Time deposits	483,814	866	0.71	580,234	1,199	0.82
Total interest-bearing deposits	2,041,880	1,358	0.26	2,083,308	1,823	0.35
Other borrowings	56,983	39	0.27	64,324	46	0.29
Advances from FHLB	525,543	3,255	2.46	405,184	3,599	3.53
Subordinated debentures	35,000	222	2.55	35,000	242	2.77
Total interest-bearing liabilities	2,659,406	4,874	0.73	2,587,816	5,710	0.88

Noninterest-bearing demand deposits	862,046			774,215
Other liabilities	33,806			27,689
Stockholders' equity	483,811			474,231
Total liabilities and stockholders' equity	$ 4,039,069			$3,863,951

Net interest income and spread		$ 36,650	3.66%		$ 33,109	3.42%
Less: tax-equivalent adjustment		1,344			1,324
Net interest income		$ 35,306			$ 31,785

Interest income/earning assets			4.39%			4.30%
Interest expense/earning assets			0.51			0.63
Net interest margin			3.88%			3.67%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

	Nine Months Ended September 30,
		2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$ 583,105	$ 16,001	3.66%	$ 491,160	$ 16,003	4.37%
Residential construction loans	120,053	3,142	3.50	125,179	3,505	3.74
Commercial ADC loans	155,965	7,540	6.46	151,307	5,855	5.17
Commercial investor real estate loans	486,624	20,927	5.75	410,905	16,925	5.50
Commercial owner occupied real estate loans	565,108	22,464	5.45	546,575	22,722	5.64
Commercial business loans	338,869	13,288	5.10	291,727	11,988	5.33
Leasing	1,764	88	6.67	5,568	272	6.52
Consumer loans	361,624	9,325	3.47	358,304	9,481	3.56
Total loans and leases (3)	2,613,112	92,775	4.77	2,380,725	86,751	4.88
Taxable securities	765,054	13,536	2.36	775,916	14,761	2.54
Tax-exempt securities (4)	300,826	9,829	4.36	283,137	10,112	4.76
Interest-bearing deposits with banks	34,379	65	0.25	40,892	83	0.27
Federal funds sold	475	-	0.22	811	1	0.17
Total interest-earning assets	3,713,846	116,205	4.19	3,481,481	111,708	4.28

Less: allowance for loan and lease losses	(42,223)			(47,442)
Cash and due from banks	45,932			45,844
Premises and equipment, net	47,479			48,959
Other assets	216,958			208,371
Total assets	$3,981,992			$3,737,213

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$ 436,236	280	0.09%	$ 379,910	256	0.09%
Regular savings deposits	238,627	159	0.09	209,920	155	0.10
Money market savings deposits	880,794	1,131	0.17	869,675	1,471	0.23
Time deposits	497,136	2,639	0.71	573,946	3,825	0.89
Total interest-bearing deposits	2,052,793	4,209	0.27	2,033,451	5,707	0.37
Other borrowings	59,734	126	0.28	72,347	158	0.29
Advances from FHLB	482,679	9,667	2.68	405,271	10,772	3.55
Subordinated debentures	35,000	672	2.56	35,000	732	2.79
Total interest-bearing liabilities	2,630,206	14,674	0.75	2,546,069	17,369	0.91

Noninterest-bearing demand deposits	833,059			705,362
Other liabilities	33,230			25,738
Stockholders' equity	485,497			460,044
Total liabilities and stockholders' equity	$3,981,992			$3,737,213

Net interest income and spread		$ 101,531	3.44%		$ 94,339	3.37%
Less: tax-equivalent adjustment		3,967			4,040
Net interest income		$ 97,564			$ 90,299

Interest income/earning assets			4.19%			4.28%
Interest expense/earning assets			0.53			0.66
Net interest margin			3.66%			3.62%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $4.0 million and $4.0 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.